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                               ANCHOR SERIES TRUST

                 Supplement to the Prospectus Dated May 1, 2006

The second paragraph in the section titled "FOR MORE INFORMATION," is deleted and replaced in its entirety with the following:

"The Trust's SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299."

Dated: July 26, 2006